SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
          December 1, 2005
Date of Report (Date of Earliest Event Reported)
     The Cronos Group
(Exact name of registrant as specified in its charter)
          Luxembourg
(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)
5, rue Guillaume Kroll, L-1882 Luxembourg
(Address of principal executive offices) (Zip Code)
               (352) 26.48.36.88
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01. Entry into a Material Definitive Agreement.
1.	Amendment of Service Agreement with Frank P. Vaughan, Chief Financial Officer and Senior Vice President
          On December 1, 2005, Cronos Containers Limited, an English subsidiary (“Employer”) of the Registrant, The Cronos Group (the “Company”) (CRNS), and Frank P. Vaughan, Chief Financial Officer and Senior Vice President of Employer and the Company, entered into an amendment (the “December 2005 Vaughan Amendment”) of the Service Agreement between Mr. Vaughan and Employer, dated as of April 20, 2000, as amended. Under the December 2005 Vaughan Amendment, Mr. Vaughan’s term of employment with Employer was extended through November 30, 2007. See Exhibits 10.49 and 10.50 to the Company’s Current Report on Form 8-K filed on July 14, 2005 (the “July 8-K”).
          The December 2005 Vaughan Amendment and each of the employment agreement amendments described below was approved by the Compensation Committee of the Board of Directors of the Company.
2.	Amendment of Employment Agreement with John M. Foy, Senior Vice President
          On December 1, 2005, Cronos Containers Inc., a California corporation and an indirect subsidiary (“Employer”) of the Company, and John M. Foy, Senior Vice President of Employer, entered into an amendment (the “December 2005 Foy Amendment”) of the Employment Agreement between Employer and Mr. Foy, dated as of April 1, 1999, as amended. See Exhibits 10.24 and 10.25 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 Annual Report”) and Exhibit 10.51 to the July 8-K. Under the December 2005 Foy Amendment, Mr. Foy’s term of employment with Employer was extended through November 30, 2007.
3.	Amendment of Service Agreement with John C. Kirby, Senior Vice President — Operations
          On December 1, 2005, Cronos Containers Limited, an English subsidiary (“Employer”) of the Company, and John C. Kirby, Senior Vice President — Operations of Employer, entered into an amendment (the “December 2005 Kirby Amendment”) of the Service Agreement between Employer and Mr. Kirby, dated as of February 29, 2000, as amended. See Exhibits 10.26 and 10.27 to the 2004 Annual Report and Exhibit 10.53 to the July 8-K. Under the December 2005 Kirby Amendment, Mr. Kirby’s term of employment with Employer was extended through November 30, 2007.

1

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit 10.1	Amendment to Service Agreement by and between Cronos Containers Limited (“CCL”) and Frank P. Vaughan, dated as of December 1, 2005.

Exhibit 10.2	Amendment to Employment Agreement by and between Cronos Containers Inc. and John M. Foy, dated as of December 1, 2005.

Exhibit 10.3	Amendment to Service Agreement by and between CCL and John C. Kirby, dated as of December 1, 2005.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRONOS GROUP

By	/s/ Elinor A. Wexler

Elinor A. Wexler
Assistant Secretary
Date: December 1, 2005

2

EXHIBIT INDEX

Exhibit 10.1	Amendment to Service Agreement by and between Cronos Containers Limited (“CCL”) and Frank P. Vaughan, dated as of December 1, 2005.

Exhibit 10.2	Amendment to Employment Agreement by and between Cronos Containers Inc. and John M. Foy, dated as of December 1, 2005.

Exhibit 10.3	Amendment to Service Agreement by and between CCL and John C. Kirby, dated as of December 1, 2005.